Exhibit (10) F

     MERCANTILE BANKSHARES CORPORATION AND PARTICIPATING
       AFFILIATES UNFUNDED DEFERRED COMPENSATION PLAN
                        FOR DIRECTORS

      AS AMENDED AND RESTATED EFFECTIVE MARCH 12, 1996

                        INTRODUCTION
                        ------------

          By action of its Board of Directors dated December 14, 1982, Mercantile Bankshares Corporation (the "Sponsor") established the Mercantile Bankshares Corporation Unfunded Deferred Compensation Plan for Directors (the "Plan"), effective as of January 1, 1983. The Plan was amended and restated effective as of January 1, 1984, to include a provision for early withdrawals in the event of financial hardship and to make certain other changes requested by the Internal Revenue Service. The Plan was again amended and restated effective as of December 31, 1995, to modify the early withdrawal provision and to add a feature by which the rate of return credited to the accounts of participants will be linked to the rate of return achieved by common stock of the Sponsor. Effective as of March 12, 1996, the Plan has again been amended and restated as hereinafter set forth to modify the distribution provisions of the Plan. All Affiliates which previously adopted the Plan shall continue as participating Affiliates in the Plan, as so amended and restated, unless and until they withdraw from such participation pursuant to Section 9(b). Furthermore, with the approval of the Chairman of the Board of Directors or the President of the Sponsor, the Plan, as so amended and restated, may be adopted by the Board of Directors of any Affiliates of the Sponsor that are not currently participating Affiliates (as more particularly described herein), effective as of March 12, 1996, or as of any later date specified by any such Affiliate at the time of its adoption of the Plan.


1.   PURPOSE
     -------

          The purpose of the Plan is to enable any Director of any Corporation (as hereinafter defined) to defer receipt of fees and other cash compensation otherwise payable for services as a Director by so electing in accordance with the provisions of the Plan, provided such election is made prior to the date such compensation is earned by the Director.

2.   DEFINITIONS
     -----------

          Under the Plan, except where the context indicates otherwise, the following definitions apply:

          (a) "Account" shall mean a bookkeeping reserve account established and maintained for each Participant pursuant to Section 6(a) for purposes of determining the amount payable to the Participant pursuant to Section 7.
                                       1


          (b) "Affiliate" shall mean any corporation in which the Sponsor owns directly or indirectly, as of the date of adoption of the Plan by the Affiliate, at least eighty percent (80%) of the outstanding voting stock.

          (c) "Beneficiary" shall mean the person(s) entitled, pursuant to Section 7(g) of the Plan, to receive payments under the Plan at and after the death of the Participant, including the person(s) designated by the Participant, the Participant's estate or the estate of a deceased Beneficiary, all as more particularly described in
Section 7(g).

          (d) "Board of Directors" shall mean the Board of Directors of the Sponsor or an Affiliate, as the case may be.

          (e)     "Corporation"   shall   mean    Mercantile
Bankshares Corporation and any Affiliate which has adopted the Plan and any successor thereto by merger, consolidation or otherwise which may agree to continue the Plan.

          (f) "Committee" shall mean the committee appointed by the Board of Directors of the Sponsor pursuant to Section 3 to administer the Plan, as the committee may be constituted from time to time, or, in lieu thereof, the Board of Directors of the Sponsor.

          (g) "Common Stock" shall mean shares of the Sponsor's authorized and issued common stock, par value of Two Dollars ($2.00) per share.

          (h) "Deferral Agreement" shall mean a written agreement, substantially in the form attached hereto as Exhibit A, executed by the Participant, on which the Participant specifies his or her elections pursuant to
Section 5.

          (i) "Deferred Compensation" shall mean the portion of each compensation payment which would have been payable to the Participant in his or her capacity as a Director while participating in the Plan (whether payable as a directors' retainer or meeting fee or as a fee for service on a committee of the Board of Directors) and which portion the Director has elected to defer under the terms of an election to participate in the Plan pursuant to Section 5.

          (j) "Director" shall mean a member of the Board of Directors of the Sponsor or any Affiliate.

          (k) "Fair Market Value" of a share of Common Stock on a particular date under the Plan shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq Stock Market, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if
                                       2


the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; provided, however, that the determination of Fair Market Value shall be made by the
Committee in good faith in accordance with the Internal Revenue Code of 1986 (as amended). If, as the case may be, the particular date for which Fair Market Value need be established under the Plan is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq Stock Market, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are closed.

          (l) "Interest Credits" shall mean those amounts credited to the Participant's Account pursuant to Sections
6(c) and 7(b).

          (m) "Participant" shall mean a Director of any Corporation who elects to participate in the Plan as provided in Section 5.

          (n) "Phantom Stock Credits" shall mean those amounts credited to the Participant's Account pursuant to
Section 6(d), where each such Phantom Stock Credit is equivalent to the Fair Market Value of one share of Common Stock, but the crediting of which does not transfer any of the attributes of ownership of a share of Common Stock to the Participant.

          (o)   "Plan"  shall mean the Mercantile Bankshares
Corporation  And Participating Affiliates Unfunded  Deferred
Compensation Plan For Directors, as described herein and as amended from time to time.

          (p)   "Sponsor"  shall mean Mercantile  Bankshares
Corporation, a Maryland corporation.

          (q) "Valuation Date" shall mean the last business day of March, June, September and December.

3.   ADMINISTRATION
     --------------

          The Plan shall be administered by the Board of Directors of the Sponsor. In the alternative, the Board of Directors of the Sponsor may appoint a Committee consisting of not less than two (2) persons to administer the Plan on behalf of the Board of Directors of the Sponsor, subject to such terms and conditions as the Board of Directors of the Sponsor may prescribe. The Committee shall have the authority, in its sole and absolute discretion, to interpret the Plan and adopt, amend, or rescind such rules and procedures for carrying out the Plan, and to take all other action necessary or advisable for the implementation and administration of the Plan, as the Committee may deem appropriate. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors of the
                                       3


Sponsor.   From time to time, the Board of Directors
of the Sponsor may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board of Directors of the Sponsor is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board of Directors of the Sponsor.

4.   ELIGIBILITY
     -----------

          Eligibility for participation in the Plan shall be available to all Directors who are not officers of the Sponsor or any Affiliate; provided, however, that Directors of an Affiliate that is not a participating Affiliate as of March 12, 1996, shall not be eligible until the later of the date the Plan is adopted by the Affiliate's Board of Directors or the date such adoption is approved by the Chairman of the Board of Directors or the President of the Sponsor. In no event shall an Affiliate's adoption of the Plan take effect retroactively.

5.   PARTICIPANT ELECTIONS
     ---------------------

          (a)  Election to Participate.

                 (i)    Each  Director  who  is  an   active
Participant in the Plan as of December 15, 1995, shall file a new Deferral Agreement with the Committee by December 31, 1995, in order to continue active participation in the Plan. If such Deferral Agreement is not received by the Committee by December 31, 1995, such Participant shall, subject to
Section 5(d), cease to be an active Participant in the Plan on December 31, 1995, and may only elect to become an active Participant as of January 1, 1997, or January 1 of any later calendar year by filing a Deferral Agreement to that effect with the Committee by December 31 of the calendar year immediately preceding the calendar year during which he or she desires to resume participation.

                (ii)   Any Director who is eligible pursuant
to Section 4 on December 31, 1995, but who did not actively participate in the Plan during 1995, may elect to become an active Participant as of January 1, 1996, or January 1 of any later calendar year by filing a Deferral Agreement to that effect with the Committee by December 31 of the calendar year immediately preceding the calendar year during which he or she desires to commence active participation.

                 (iii)    Any  Director  who  first  becomes
eligible on or after January 1, 1996, as a result of being newly elected as a Director or as a result of the Affiliate for which the Director performs services as a Director first adopting the Plan may elect to become an active Participant during the calendar year in which such Director first becomes eligible by filing a Deferral Agreement to that effect with the Committee within thirty (30) days after first becoming eligible. Such Director shall become an active Participant in the Plan effective as of the date the Deferral Agreement is received by the Committee or, if later, as of the date the Affiliate's adoption of the Plan is effective. If a Deferral Agreement is not received by the  Committee  within  such thirty (30)  -day  period,  the
Director  may only elect to
                                       4


become an active Participant as of January 1 of the subse-quent calendar year or January 1 of any later calendar year and shall make such election by filing a Deferral
Agreement  to  that  effect  with   the Committee  by
December 31 of the calendar year immediately preceding the calendar year during which he or she desires to commence active participation.

                (iv)   Unless  otherwise  withdrawn  by  the
Participant, active participation in the Plan shall continue as to any Participant until that person ceases to be an eligible Director. A Participant who withdraws his active participation in the Plan or who ceases to be an eligible Director shall, nevertheless, remain an inactive Participant hereunder and shall remain bound by all applicable provisions of the Plan until such time as his Account shall be fully distributed.

          (b)  Deferral Agreements.

                (i)   Each eligible Director shall become  a
Participant in the Plan as of the dates specified in Section
5(a) by filing a Deferral Agreement with the Committee in accordance with the provisions of Section 5(a).

                (ii)   Each  such  Deferral Agreement  shall
specify the percentage of compensation payable to the Director, the receipt of which the Director elects to defer pursuant to the Plan.

                (iii)   All  Deferral  Agreements  shall  be
effective prospectively and only with respect to amounts earned by the eligible Director subsequent to the date each such Deferral Agreement is received by the Committee.

                (iv)   A Deferral Agreement shall remain  in
effect with respect to compensation earned by the Director in subsequent years until a revised Deferral Agreement is filed with the Committee that modifies any elections in effect under the current Deferral Agreement on file with the Committee or until the Director's active participation in the Plan is otherwise terminated. Any such modifications to current elections shall be effective as of January 1 of the calendar year immediately following the year in which the revised Deferral Agreement is received by the Committee; provided, however, that a Director may terminate at any time during a calendar year the election to defer the receipt of compensation not yet earned by the Director by notifying the Committee in writing, in which event the election to defer shall terminate effective upon receipt of such notification of termination. An election to defer all or any part of a Director's annual retainer fee shall be irrevocable with respect to the calendar year to which such deferral election applies.

           (c) Termination or Withdrawal of Participation. A Director's termination of active participation or termination of election to defer shall not cause acceleration or modification of the periodic method of payment elected by the Director pursuant to Section 7 with respect to the balance of the Director's Account accrued as of the effective date of such termination (or with respect to any Interest Credits or dividend equivalent Phantom Stock Credits credited to such Account thereafter and before the entire balance of such Account has been distributed).
                                       5


          (d) Election to Modify Account Earnings. Any current Director who has a balance in his or her Account as of December 31, 1995, may elect to have such balance converted to Phantom Stock Credits effective January 1,
1996, as more fully described in Section 6(f), and to thereafter have credited to the Account dividend equivalent Phantom Stock Credits, as described in Section 6(e), with respect thereto, until such time as such individual ceases to be a Director (at which time Interest Credits will resume being credited to his or her Account, as provided in Section 7(b), until the entire balance of the Account has been distributed under the Plan). To make this one-time election, the Director must submit to the Committee, by January 31, 1996, a written election to that effect, substantially in the form attached hereto as Exhibit B, executed by the Participant.

6.   DEFERRED COMPENSATION ACCOUNTS
     ------------------------------

          (a) Accounts, In General. After the effective date of any election to participate properly filed with the Committee by a Director, the Corporation for which the Participant serves as a Director shall establish an Account on its books in the name of the Director, which Account shall be credited or debited, as the case may be, with Deferred Compensation, Phantom Stock Credits, and/or Interest Credits as described below, and payments pursuant to Section 7. Each such Account shall consist of such subaccounts as are necessary or desirable to the Committee for the convenient administration of the Plan. The Account and any subaccounts established thereunder shall be bookkeeping reserve accounts only and shall not require segregation of any funds of the Sponsor or an Affiliate or provide any Participant with any rights to any assets of the Sponsor or an Affiliate, except, to the extent applicable, as a general creditor thereof. Neither a Participant nor a Participant's Beneficiary shall have any right to receive payment of any amount credited to the Participant's Account except as expressly provided in Section 7.

          (b) Vesting. Each Participant shall be at all times fully vested in and have a nonforfeitable right to the aggregate amount credited to the Participant's Account.

          (c) Deferred Compensation and Interest Credits. All Deferred Compensation deferred by a Participant that otherwise would have been paid to the Participant prior to January 1, 1996, absent the Participant's election to defer such amount pursuant to the Plan shall be credited to the
Participant's Account, denominated in dollars, as of the Valuation Date occurring within the calendar quarter during which such amount would have been payable to the Participant. Unless such Account balance as of December 31, 1995, is converted to Phantom Stock Credits as described in
Section 6(f) pursuant to the Participant's election made in accordance with Section 5(d), the dollar amount credited to the Participant's Account shall be credited with Interest Credits as of each succeeding Valuation Date, until the entire balance of the Account has been distributed under the Plan, at the annual rate of five percent (5%). The amount of Interest Credits to be credited to a Participant's Account on any Valuation Date shall be based on the balance in the Participant's Account as of the immediately preceding Valuation Date and shall take into account any distributions made from the Account since such immediately preceding Valuation Date.
                                       6


          (d)    Deferred  Compensation  and  Phantom  Stock
Credits.

                (i)  All Deferred Compensation deferred by a
Participant on and after January 1, 1996, shall be credited to the Participant's Account as of the applicable Valuation
Date in the form of Phantom Stock Credits.

                (ii)   The  number  of  such  Phantom  Stock
Credits to be credited to each Participant's Account as of any Valuation Date shall be determined by dividing (A) the aggregate dollar amount of Deferred Compensation that otherwise would have been payable to the Participant during the calendar quarter ending on such Valuation Date absent the Participant's election to defer such amount pursuant to the Plan, by (B) the Fair Market Value of one share of Common Stock on such Valuation Date. Phantom Stock Credits shall be added to the Phantom Stock Credits previously credited to the Participant's Account and may be credited to such Account in whole or fractional units as applicable.

          (e) Dividend Equivalents. As of each Valuation Date, each Participant's Account that has a balance of Phantom Stock Credits shall be credited with dividend equivalent Phantom Stock Credits determined by dividing (i) the aggregate dividends that the Participant would have received during the calendar quarter ending on such Valuation Date if the Participant were the owner of record throughout such calendar quarter of a number of whole shares of Common Stock equal to the number of whole Phantom Stock Credits credited to such Participant's Account as of such Valuation Date (but prior to the crediting of any Deferred Compensation on such Valuation Date), by (ii) the Fair Market Value of one share of Common Stock on such Valuation Date. Dividend equivalent Phantom Stock Credits shall be added to the Phantom Stock Credits previously credited to the Participant's Account and may be credited to such Account in whole or fractional units as applicable.

          (f)   Conversion  of  Account.   Pursuant  to  the
provisions of Section 5(d), each Participant who is currently a Director and who has a balance in his or her Account as of December 31, 1995, may elect to have the total of such balance converted to Phantom Stock Credits effective January 1, 1996, and to thereafter have credited to the Account dividend equivalent Phantom Stock Credits, as described in Section 6(e), with respect thereto, until such time as the Participant ceases to be a Director, as further set forth in Section 7(b). Partial conversions shall not be permitted. In the event a Participant makes this election, the number of Phantom Stock Credits that shall be credited to such Participant's Account as of January 1, 1996, upon such conversion shall be determined by dividing (i) the dollar value of the Participant's Account on December 31, 1995, after taking into account all amounts to be credited or debited to such Account on such date, by (ii) the Fair Market Value of one share of Common Stock on December 31, 1995. Phantom Stock Credits may be credited to Accounts in whole or fractional units as applicable. Until such time as such Participant ceases to be a Director, any Participant who makes this election shall not be entitled to have credited to his or her Account thereafter any Interest Credits described in Section 6(c) above.

          (g)    Phantom  Stock  Credit  Adjustments.    The
Committee shall adjust the Phantom Stock Credits credited to each  Participant's Account as appropriate  to  reflect  any
                                       7


stock dividend, stock split, combination of shares, merger, share exchange, consolidation or any other change in the corporate structure or shares of the Sponsor.

7.   DISTRIBUTIONS OF DEFERRED COMPENSATION ACCOUNTS
     -----------------------------------------------

          (a) Phantom Stock Credits may be redeemed only for cash in accordance with the provisions of the Plan under circumstances prescribed in Rule 16a-1(c)(3) (as in effect on December 31, 1995) under The Securities Exchange Act of 1934 (the "1934 Act"). All other distributions under the Plan shall also be made in cash.

          (b) As of the Valuation Date coincident with or immediately following the date a Participant ceases to be a Director, the dollar amount of a Participant's Account shall be fixed by multiplying (i) the number of Phantom Stock Credits (including fractional units) in the Participant's Account on such Valuation Date, after taking into account all Deferred Compensation or dividend equivalent Phantom Stock Credits allocable to the Account on such Valuation Date, by (ii) the Fair Market Value of one share of Common Stock on such Valuation Date. As of each succeeding Valuation Date thereafter, the dollar amount credited to the Participant's Account shall be credited with Interest Credits, until the entire balance of the Account has been distributed under the Plan, at the annual rate of five percent (5%). The amount of Interest Credits to be credited to a Participant's Account on any Valuation Date shall be based on the balance in the Participant's Account as of the immediately preceding Valuation Date and shall take into account any distributions made from the Account since such immediately preceding Valuation Date. See Exhibit C attached hereto for a further description of the methodology for Account conversion and the crediting of Interest Credits.

          (c) Each Participant shall elect, no later than December 31 of the calendar year in which he or she ceases to be a Director, the method of payment of distributions of the Participant's Account; such election shall be irrevocable and in writing, substantially in the form attached hereto as Exhibit D, executed by the Participant. A Participant may elect to receive distributions in a number of substantially equal annual or quarterly installments (which shall include Interest Credits, as described in
Section 7(b)) not to exceed ten (10) if the installment payments are to be made annually, and not to exceed forty
(40) if the installment payments are to be made quarterly. The first installment payment (whether annual or quarterly) shall, except as provided in the immediately succeeding sentence hereof, be made during the first calendar quarter of the calendar year immediately following the calendar year in which the Participant ceases to be a Director, and shall be based on the value of the Participant's Account as of the Valuation Date occurring in the last calendar quarter of the calendar year in which the Participant ceases to be a Director. Notwithstanding the immediately preceding sentence hereof, if a Participant elects, at any time prior to January 1 of the calendar year in which he or she ceases to be a Director, to receive distributions in quarterly installments, the first installment payment shall be made during the first calendar quarter immediately following the calendar quarter in which the Participant ceases to be a Director, and shall be based on the value of the Participant's Account as of the Valuation Date occurring in the calendar quarter in which the Participant ceases to be a Director. Amounts held for installment payments shall continue to be credited with Interest Credits, as provided in Section 7(b). Subsequent installments shall be made
                                       8


during each succeeding calendar quarter, if installment payments are to be made quarterly, or during the first calendar quarter of each succeeding calendar year, if installment payments are to be made annually, until the entire balance of such Participant's Account due to that Participant has been paid. All distributions shall be based on the value of the Participant's Account as of the Valuation Date immediately preceding such distribution. See Exhibit C attached hereto for a further description of the methodology for calculation of installment payments.

          (d) Notwithstanding Section 7(c) above, any election by a Participant as to the method of payment of
Deferred Compensation, which election was made prior to March 12, 1996, shall remain valid and irrevocable with respect to compensation which was deferred by the Participant prior to March 12, 1996.

          (e) The Committee shall in all events make a single lump sum payment, notwithstanding the periodic method elected by the Participant, if the balance of the Participant's Account at the time of commencement of benefits is less than Ten Thousand Dollars ($10,000). All distributions shall be based on the value of the Participant's Account as of the Valuation Date immediately preceding such distribution.

          (f) In the event a Participant ceases to be a Director and becomes employed by any governmental agency that has jurisdiction over the activities of the Sponsor or an Affiliate (all as determined by the Committee), the entire unpaid balance of all of such Participant's Account shall be paid immediately, in a single lump sum payment, without regard to the timing of distributions elected pursuant to Section 7(c). All distributions shall be based on the value of the Participant's Account as of the Valuation Date immediately preceding such distribution.

          (g) If a Participant dies before full payment is made of such Participant's Account, the unpaid balance of such Account shall be paid to the surviving Beneficiary designated in writing by the Participant, on a designation election substantially in the form attached hereto as Exhibit E, and delivered to the Committee under the same method of payment which applied or would have applied in the case of payments to the Participant; however, in the event of financial hardship as described at Section 17, or in the event that the balance of the Account at that time is less than Ten Thousand Dollars ($10,000), such unpaid installments shall be paid in one lump sum payment to the designated Beneficiary. The filing of a designation of Beneficiary shall be deemed automatically to revoke any previously filed Beneficiary designation. If (i) no designation shall be in effect, or (ii) no designated Beneficiary survives the Participant, or (iii) the designated Beneficiary is the Participant's estate, then the unpaid balance at the Participant's death shall be paid to the estate of the Participant in one lump sum payment. Payment to the Participant's estate or Beneficiary shall be made or begin during the calendar quarter immediately following the calendar quarter in which the Participant dies. In the case of a Beneficiary who dies while receiving installment payments, any installments payable after the Beneficiary's death shall be paid to the deceased Beneficiary's estate; however, in the event of financial hardship as described at Section 17, or in the event that the balance of the Account at that time is less than Ten Thousand Dollars ($10,000), such unpaid installment payments shall be paid in one lump sum payment to the deceased Beneficiary's estate. All Beneficiaries similarly situated shall
                                       9


be treated alike. All distributions shall be based on the value of the Participant's (or Beneficiary's) Account as of the Valuation Date immediately preceding such distribution.

          (h) Notwithstanding anything herein contained to the contrary, the Committee shall have the right, in its sole discretion, to vary the method and timing of distributions to a Participant or Beneficiary under this
Section 7, after such Participant ceases to be a Director, and may make such distributions in a single payment or over a shorter or longer period of time than that elected by the Participant

8.   ASSIGNMENT AND PAYMENTS UPON INCAPACITY
     ---------------------------------------

          (a) No right of any Participant or Beneficiary in the Plan to receipt of a Participant's Account shall be assignable or subject to anticipation, encumbrance, sale, pledge, alienation, execution, levy, attachment, charge or any other form of transfer or encumbrance of any nature whatsoever except that a Participant may name a Beneficiary in respect of the rights of the Participant in the event of such Participant's death. Upon the occurrence of any event deemed by the Corporation to be in violation, attempted violation or to evidence any danger of violation of the prohibition on transfers and encumbrances described in this
Section 8(a), all as determined by the Committee, the Corporation may withhold any and all payments under the Plan and make such payments to anyone else deemed by the Corporation to be a natural object of the bounty of the Participant or Beneficiary to whom such withheld payments would otherwise have been made.

          (b) If the Committee shall find that any person to whom any payment is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine. Any such payment shall be a complete discharge of the liabilities of the Corporation to make such payment to the Participant.

9.   AMENDMENT OR DISCONTINUANCE OF PLAN
     -----------------------------------

          (a) Except as provided in Section 9(d), the Board of Directors of the Sponsor shall be vested with the sole power to amend the Plan at any time and in any manner
(whether in toto or with respect to an individual Participant) in such respects as the Board of Directors of the Sponsor may deem advisable by an instrument in writing, which amendment shall be binding on all parties, subject to the principles contained in Section 9(c). Notice of any such amendment shall be provided to all Participants and to each Corporation promptly.

          (b) The Board of Directors of any Corporation may, by resolution adopted by a majority of the members of the Board of Directors at a meeting at which a quorum is present, discontinue its participation in the Plan. Notice of such discontinuance shall be provided to the Committee and each affected Participant promptly.
                                       10


          (c)  Notwithstanding the foregoing, but subject to
Section 9(d), no amendment or discontinuance of the Plan shall affect Participants' rights to receive distributions of their Accounts attributable to fees deferred (including dividend equivalent Phantom Stock Credits and Interest Credits, as applicable) prior to the effective date of such amendment or discontinuance.

          (d) For so long as may be required to satisfy the conditions of Rule 16b-3(c)(2)(ii) under the 1934 Act (as in effect on December 31, 1995, or any successor provision limiting Plan amendments as set forth below), the Plan provisions applicable to the timing of the crediting of Phantom Stock Credits to the Accounts of Directors of the Sponsor may not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986 (as amended), or the Employee Retirement Income Security Act of 1974, or the rules thereunder.


          (e) The Board of Directors of the Sponsor reserves the right to terminate its sponsorship of the Plan, by resolution adopted by a majority of its entire Board of Directors, provided that at least thirty (30) days advance written notice is provided to each other Corporation. In the event of such termination, any Corporation, by resolution of a majority of its Board of Directors, may elect to continue the Plan as an individual Plan for the benefit of such Corporation's participating Directors, provided that such Corporation shall assume full responsibility for administration of the Plan thereafter.

10.  PLAN NOT FUNDED
     ---------------

          (a) The Plan is not funded. The Corporation shall not be required to reserve, or otherwise set aside, physically or legally, any funds for the payment of its obligations hereunder. The obligations of each Corporation with respect to the benefits payable hereunder shall be paid out of such Corporation's general assets and shall not be secured by any form of trust, escrow, evidence of indebtedness or otherwise. No person having rights under the Plan shall be deemed to have any property interest, legal or equitable, in any specific asset of the Corporation or any Common Stock of the Sponsor, and, to the extent that any person acquires any right to receive payments under the Plan, such right shall be no greater than, nor shall it have preference or priority over, the rights of any unsecured general creditor of the Corporation.

          (b) A Corporation shall have the right, but shall not be required, to segregate funds in its financial records equal to the aggregate Accounts of its Directors, and to invest such funds or to direct the investment of such funds in order to produce an income return, but such funds and the earnings thereon shall remain solely as an asset of the Corporation.

11.  COPIES OF PLAN AVAILABLE
     ------------------------

          Copies  of  the  Plan and any and  all  amendments
thereto shall be made available to all members of the  Board of  Directors and Participants during normal business  hours at the office of the Secretary of the Sponsor.
                                       11


12.  SEPARATE APPLICATION OF PLAN
     ----------------------------

          The Plan embodies the terms and conditions of the individual unfunded deferred compensation plans of the Sponsor and participating Affiliates, for the benefit of their respective Directors, all of which plans shall be governed by this instrument and collectively referred to for convenience as the "Plan." Except as expressly provided in the Plan, it is intended that the provisions of the Plan shall apply separately to each Corporation and to the Participants of each such Corporation, and the term "Corporation" as used throughout the Plan shall be so construed. Payment of a Participant's Account under the
Plan shall be the sole liability and obligation of the Corporation for which the Participant served as a Director during the respective period(s) of his or her participation in the Plan, and not the liability or obligation of any other Corporation. The Affiliates participating in the Plan as of December 1, 1995, are listed on Exhibit F attached hereto.

13.  COMMON DIRECTORS
     ----------------

          In the event that a Director serves on the Board of Directors of more than one Corporation, the Director must execute a separate election form as to each Corporation for which the Director desires to have Deferred Compensation.

14.  BINDING ON SUCCESSORS
     ---------------------

          In the event that the Corporation (or any entity resulting from any merger or consolidation referred to in this Section 14 or which shall be a purchaser or transferee so referred to) shall at any time be merged or consolidated into or with any other entity or entities or in the event that substantially all of the assets of the Corporation or any such entity shall be sold or otherwise transferred to another entity, the provisions of the Plan shall be binding upon and shall inure to the benefit of the continuing entity in (or the entity resulting from) such merger or consolidation or the entity to which such assets shall be sold or transferred. Except as provided in the preceding sentence, the Plan shall not be assignable by a Corporation or by any entity referred to in this Section 14. The obligations and rights of a Participant under the Plan shall not be assignable, but, in the event of the Participant's death, such obligations and rights shall be binding upon and inure to the benefit of such Participant's heirs, executors or administrators.

15.  CONTINUATION AS DIRECTOR
     ------------------------

          The Plan or the payment of any benefits hereunder shall not be construed as giving to any Director any right to be retained as a member of the Board of Directors of any Corporation.

16.  PARTICIPATION BY MEMBERS OF COMMITTEE
     -------------------------------------

          No member of the Committee shall be precluded from becoming a Participant in the Plan; however, such member shall not be entitled to vote or act upon matters, or sign any documents, relating specifically to such member's own participation
                                       12


under the Plan, except when such matters or documents relate to benefits and administrative matters generally. If this disqualification results in the lack of a quorum, then the Sponsor's Board of Directors shall appoint a sufficient number of temporary members of the Committee
who  shall  serve  for  the  sole   purpose   of determining
such a question.

17.  HARDSHIP WITHDRAWALS
     --------------------

          For serious financial reasons beyond the Participant's control, and which would cause the Participant great hardship if early withdrawal were not permitted, such Participant may apply to the Committee for withdrawals from the Plan prior to termination of the Participant's service as a Director of the Corporation; provided, however, that no early withdrawals shall be permitted with respect to any
Participant while such Participant is a Director of the Sponsor. If such application for withdrawal is approved by the Committee, the withdrawal will be effective at the later of the dates specified in the Participant's application or the date of approval by the Committee. The Committee shall direct the Corporation to pay such amount attributable to the balance in such Participant's Account (determined as of the Valuation Date immediately preceding such distribution) up to the amount necessary to meet the financial emergency. Following withdrawal, the Participant's election to defer shall be terminated and no new election to defer shall be accepted or approved by the Committee for a period of no less than six (6) months following the date of withdrawal. Serious financial reasons may include the following: unexpected and unreimbursed expenses of a major or emergency nature where withdrawal of the funds would be necessary to prevent great hardship to the Participant.

18.  CLAIMS PROCEDURE
     ----------------

          Any claim for benefits or payments under the Plan by Participants or Beneficiaries shall be made in writing and delivered to the Committee at the principal office of the Sponsor. If the Participant or Beneficiary believes he or she has been denied any benefits or payments under the Plan, either in total or in an amount less than the full benefit or payment the claimant would normally be entitled to receive, the Committee shall advise the claimant in writing of the amount of the benefit, or payment; if any, and the specific reasons for the denial. The Committee shall also furnish the claimant at that time with a written notice containing:

          (a) A specific reference to pertinent provisions of the Plan.

          (b) A description of any additional material or information necessary for the claimant to perfect this claim, if possible, and an explanation of why such material or information is needed.

          (c) An explanation of the following claim review procedure.

          Within sixty (60) days of receipt of the information described above, the claimant shall, if further review is desired, file a written request for reconsideration with the Committee. So long as the claimant's request for review is pending (including such sixty
                                       13


(60) day period), the claimant or his or her duly authorized representative may review pertinent documents and may submit issues and comments in writing to the Committee.

          A final and binding decision shall be made by the Committee within sixty (60) days of the filing by the claimant of the request for reconsideration; provided, however, that if the Committee, in its discretion, feels that a hearing with the claimant or his or her representative present is necessary or desirable, this period shall be extended an additional sixty (60) days.

          The decision by the Committee shall be conveyed to the claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent provisions of the Plan on which the decision is based.

          The Committee shall use ordinary care and diligence in the performance of its duties. The Committee shall be entitled to rely conclusively, and shall be fully protected in any action or omission taken by it in good faith reliance, upon the advice or opinions of any persons, firms or agents retained by it, including, but not limited to, accountants, actuaries, counsel and other specialists. Nothing contained herein shall preclude any Corporation from indemnifying any member of the Committee for all actions under the Plan, or from purchasing liability insurance to protect such persons serving thereon with respect to their duties pursuant to the Plan.

19.  GOVERNING LAW
     -------------

          Except to the extent preempted by applicable Federal laws, the Plan shall be construed according to the laws of the State of Maryland, other than its conflict of laws principles, and so as to comply with any applicable securities exchange rules or regulations.

          IN WITNESS WHEREOF, the duly authorized officers of Mercantile Bankshares Corporation have signed and sealed this amended and restated Plan on behalf of Mercantile Bankshares Corporation on this 12th day of March, 1996.


ATTEST:                           MERCANTILE BANKSHARES
                                  CORPORATION


/s/ John A. O'Connor, Jr.         /s/ Edward K. Dunn, Jr.
-------------------------         -----------------------
Secretary                         President

[SEAL]
                                       14


                            EXHIBIT A

                  DIRECTOR'S DEFERRAL AGREEMENT
                  -----------------------------


To:       THE ADMINISTRATIVE COMMITTEE OF THE MERCANTILE
          BANKSHARES CORPORATION AND PARTICIPATING AFFILIATES
          UNFUNDED DEFERRED COMPENSATION PLAN FOR DIRECTORS


     I, the undersigned, a Director of_________________________
(the "Corporation") hereby acknowledge receipt of a copy of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors (the "Plan"), and further acknowledge that my election to participate in the Plan contained herein shall be subject in all respects to the provisions of the Plan, as amended from time to time.

                ELECTION OF DEFERRED COMPENSATION

     Pursuant to the terms of the Plan, I hereby elect to defer receipt of the percentage of each future payment of fees, as designated below, effective prospectively as of the applicable date determined in accordance with the provisions of Section 5 of the Plan based upon the date this Deferral Agreement is filed with the Committee. Different percentages may be elected for Meeting Fees and the Annual Retainer:

        _______%    Board of Directors Meeting Fees


        _______%    Board of Directors Committee Meeting Fees


        _______%    Annual Retainer

     Such election shall continue to be effective in accordance with the provisions of Section 5 of the Plan until a revised Deferral Agreement becomes effective or until I file a written notice of termination of this deferral election with the Committee, unless I become ineligible at an earlier date under the terms of the Plan. I understand that my election to defer all or any portion of my annual retainer fee shall be irrevocable with respect to the calendar year to which such deferral election applies.

     In any event, my election to defer payment of compensation shall be applicable only with respect to amounts earned subsequent to the date this written notice of my election is received by the Committee.


WITNESS:                      DIRECTOR


____________________          _____________________________
                              (Signature)

Date:____________


ACCEPTED:                     COMMITTEE MEMBER


Date:____________             _____________________________
                              By:

PAGE



                            EXHIBIT B

      ELECTION TO CONVERT ACCOUNT TO PHANTOM STOCK CREDITS

To:       THE ADMINISTRATIVE COMMITTEE OF THE MERCANTILE
          BANKSHARES CORPORATION AND PARTICIPATING AFFILIATES
          UNFUNDED DEFERRED COMPENSATION PLAN FOR DIRECTORS


     I, the undersigned, a Director of________________________ (the "Corporation") hereby acknowledge receipt of a copy of the Mercantile Bankshares Corporation and Participating Affiliates Unfunded Deferred Compensation Plan for Directors (the "Plan"), and further acknowledge that my elections pursuant to participation in the Plan as contained herein shall be subject in all respects to the provisions of the Plan, as amended from time to time.

     I understand that I have the one-time right, pursuant to
Section 6(f) of the Plan, to have the total balance in my Account under the Plan as of December 31, 1995, converted to Phantom Stock Credits effective January 1, 1996, as more fully described in Section 6(f) of the Plan, and to thereafter have credited to the Account dividend equivalent Phantom Stock Credits, as described in Section 6(e) of the Plan, with respect thereto, until I cease to be a Director. I further understand that if I make this election I shall not be entitled to have credited to my Account thereafter any Interest Credits described in Section 6(c) of the Plan until such time as I cease being a Director. Accordingly,
     [] I do           [] I do not
choose to make this one-time irrevocable election to have my total Account balance converted to Phantom Stock Credits.


WITNESS:                      DIRECTOR


____________________          ________________________________
                              (Signature)

Date:_______________


ACCEPTED:                     COMMITTEE MEMBER


Date:_______________          ________________________________
                              By:

PAGE



                            EXHIBIT C

 METHODOLOGY FOR CONVERSION OF ACCOUNT TO DOLLARS, CREDITING
 -----------------------------------------------------------
    INTEREST CREDITS AND INSTALLMENT PAYMENT CALCULATIONS
    -----------------------------------------------------

       Assume   a   Participant  ceases  to  be  a  Director   on
December  15.   On  the  immediately  following  Valuation  Date,
the following facts exist:

          1.   The   Account  consists  of  94.3  Phantom   Stock
               Credits.

          2.   Deferred   Compensation  and  dividend  equivalent
               Phantom  Stock  Credits are due  to  be  allocated
               and   will  produce  an  additional  2.2   Phantom
               Stock Credits.

          3.   The  Fair  Market  Value  of  one  (1)  share   of
               Common Stock on the Valuation Date is $52.87.

          4.   Quarterly   installments   will   commence   three
               (3) days following the Valuation Date.

           5.  The  Participant has elected  to  receive  forty
               (40) payments.

       The procedure for commencing and continuing payments shall be as follows:

          1. The amounts in #1 and #2 shall be added to produce a sum of 96.5 Phantom Stock Credits.

          2. The sum of 96.5 Phantom Stock Credits will be multiplied by $52.87 to produce a product of $5,101.96. This will become the initial fixed dollar value of the Participant's Account.

          3. Three (3) days after the Valuation Date, the first payment is due the Participant. The amount of the payment will be based on the immediately preceding Valuation Date and will be one-fortieth (1/40) of $5,101.96, or $127.55.

          4.   As   of   the   next   Valuation  Date,   Interest
               Credits must be credited. The Interest Credits will be based on the value of the Participant's Account as of the immediately preceding Valuation Date ($5,101.96), but minus the distribution made ($127.55) since such Valuation Date. Interest Credits will, therefore, be based on a dollar balance of $4,974.41. One and one-quarter percent (1-1/4%) (i.e., one-fourth (1/4) of five percent
               (5%))    of    $4,974.41   is    $62.18.     After
               crediting Interest Credits, the new balance in the Account is $5,036.59.

          5. Shortly after the Valuation Date, another payment will be due the Participant. The amount of the payment will be based on the immediately preceding Valuation Date and will be one-thirty-ninth (1/39) of $5,036.59, or $129.14.

       Interest Credits are credited and payments are made in this fashion, reducing the denominator of the applicable fraction by one
(1) on each subsequent Valuation Date, until the Account has been completely distributed.

PAGE


                            EXHIBIT D

                 DESIGNATION OF METHOD OF PAYMENT

TO:       THE ADMINISTRATIVE COMMITTEEE OF THE MERCANTILE
          BANKSHARES CORPORATION AND PARTICIPATING AFFILIATES
          UNFUNDED DEFERRED COMPENSATION PLAN FOR DIRECTORS


     I, the undersigned, a Director of______________________ (the "Corporation") hereby acknowledge receipt of a copy of the Mercantile Bankshares Corporation and Participating
Affiliates Unfunded Deferred Compensation Plan for Directors (the "Plan"), and further acknowledge that my elections pursuant to participation in the Plan as contained herein shall be subject in all respects to the provisions of the Plan, as amended from time to time.

     I elect hereby that all amounts deferred under the Plan, together with Interest Credits and/or dividend equivalent Phantom Stock Credits credited thereon, shall be distributed to me:

               (check appropriate form of payment)

              ________   In substantially equal annual
                         installments (which shall include
                         Interest Credits) for ________
                         years (specify number not exceeding 10).

                              OR

              ________   In substantially equal quarterly
                         installments (which shall include
                         Interest Credits) for _________
                         quarters (specify number not exceeding 40).


     The first installment (if I have so elected) shall be paid during the first calendar quarter of the calendar year immediately following the year in which I cease to be a Director (unless I have made my distribution election prior to January 1 of the calendar year in which I cease to be a Director, in which case the first installment shall be paid during the first calendar quarter immediately following the calendar quarter in which I cease to be a Director), and subsequent installments shall be paid during the first calendar quarter of each succeeding calendar year (if I have elected annual installments) or during each succeeding calendar quarter (if I have elected quarterly installments) until the entire amount credited to my Account shall have been paid.

     I understand that any elections made prior to March 12, 1996, remain valid and irrevocable with regard to any compensation deferred pursuant to such elections. I understand that the election made above is irrevocable and applicable to any compensation deferred on and after March
12, 1996.


WITNESS:                      DIRECTOR


___________________           ________________________________
                              (Signature)

Date:______________


ACCEPTED:                     COMMITTEE MEMBER


Date:______________           ________________________________
                              By:

PAGE


                          EXHIBIT E

                 DESIGNATION OF BENEFICIARY
                 --------------------------

To:       THE ADMINISTRATIVE COMMITTEE OF THE MERCANTILE
          BANKSHARES CORPORATION AND PARTICIPATING AFFILIATES
          UNFUNDED DEFERRED COMPENSATION PLAN FOR DIRECTORS


          I hereby designate the following person(s) as my primary Beneficiary(ies) under the Mercantile Bankshares
Corporation And Participating Affiliates Unfunded Deferred
Compensation Plan For Directors to receive any amounts that may become payable thereunder on account of or after my death (in the percentages set forth following their names) in accordance with Section 7(g) of the Plan:

          (give name(s), address(es), relationship(s), social security number(s), and, if applicable, percentage of interest).

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________


     If, upon my death, no primary Beneficiary is living, such amount shall be paid to the following person(s) as my contingent Beneficiary(ies).

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________


WITNESS:                      DIRECTOR


___________________           ______________________________
                              (Signature)

Date:______________


ACCEPTED:                     COMMITTEE MEMBER


Date:______________           _____________________________
                              By:

PAGE


                            EXHIBIT F

         AFFILIATES OF MERCANTILE BANKSHARES CORPORATION
                   THAT HAVE ADOPTED THE PLAN

The Annapolis Banking and Trust Company

Baltimore Trust Company

Bank of Southern Maryland

Calvert Bank & Trust Company

The Chestertown Bank of Maryland

The Citizens National Bank

County Banking and Trust Company

The Eastville Bank

Farmers and Merchants Bank - Eastern Shore

The Fidelity Bank

The First National Bank of St. Mary's

The Forest Hill State Bank

Fredericktown Bank and Trust Company

MBC Agency, Inc.

Mercantile Life Insurance Company

Mercantile Mortgage Corporation

Mercantile-Safe Deposit and Trust Company

The National Bank of Fredericksburg

Peninsula Bank

The Peoples Bank of Maryland

Potomac Valley Bank

St. Michael's Bank

Westminster Bank and Trust Company of Carroll County

                                              EFFECTIVE AS OF DECEMBER 1, 1995

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